EXHIBIT 10-AN              TERMINATION AGREEMENT

          THIS TERMINATION AGREEMENT (this "Agreement") is made as of the 29th day of December, 1994, by and among FIRST INTERSTATE BANK OF OREGON, N.A., TRUSTEE ("FIB"), THE TOKAI BANK, LTD., LOS ANGELES AGENCY ("Tokai"), AEROSCIENTIFIC CORP., an Oregon corporation ("Aero-Or"), DDL ELECTRONICS, INC., a Delaware corporation (formerly known as DATA DESIGN LABORATORIES, INC., a Delaware corporation) ("DDL"), AEROSCIENTIFIC CORP., a California corporation ("Aero-Cal"), A.J. ELECTRONICS, INC., a California corporation ("A.J."), DDL EUROPE LIMITED ("DDL-E"), DDL ELECTRONICS LIMITED ("DDL-Ltd."), and IRLANDUS CIRCUITS LIMITED ("Irlandus") (DDL, Aero-Cal, A.J., DDL-E, DDL-Ltd., and Irlandus are collectively referred to herein as the "Aero-Or Affiliates"). Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in that certain Indenture of Trust dated as of May 1, 1986 among the State of Oregon acting through the Economic Development Commission (the "Issuer"), FIB and Aero-Or.


                                 RECITALS

     A. Issuer issued Adjustable Tender Economic Development Revenue Bonds (the "Bonds"), and loaned certain proceeds from the sale of the Bonds to Aero-Or pursuant to that certain Indenture of Trust dated as of May 1, 1986 (the "Indenture") among the Issuer, Aero-Or and FIB, as trustee, and that certain Loan Agreement dated as of May 1, 1986 (the "Loan Agreement") between Issuer and Aero-Or.

     B. For repayment of the loan made by Issuer to Aero-Or, Aero-Or agreed to pay to FIB, for the account of Issuer, an amount equal to the principal amount of the Bonds together with interest in the amount set forth in the Loan Agreement. Said repayment is secured by certain trust deeds, security agreements, and guaranties executed by Aero-Or and the Aero-Or Affiliates.

     C. Pursuant to a certain Reimbursement Agreement dated as of May 1, 1986, as amended (the "Reimbursement Agreement"), between Tokai and Aero-Or, Tokai issued a letter of credit dated as of May 16, 1986, as amended (the "Letter of Credit"), for the benefit of FIB as security for repayment of the Bonds.

     D. Aero-Or is also the guarantor of certain credit facilities extended by Sanwa Bank California ("Sanwa") to DDL. DDL, Sanwa and FIB have entered into that certain Intercreditor Agreement dated on or about June 5, 1992 (the "Intercreditor").

     E. As of the date of this Agreement, Aero-Or has caused a defeasance of the Bonds pursuant to Section 8.01 of the Indenture (the "Defeasance"), by delivering to FIB (i) irrevocable instructions from Aero-Or for redemption of the Bonds on February 1, 1995; (ii) irrevocable instructions from the Issuer for redemption of the Bonds on February 1, 1995; (iii) the sum of $5,387,820.27, which constitutes all principal and interest due and payable, and thereafter to become due and payable, on the Bonds; and (iii) an unqualified opinion of nationally recognized bankruptcy counsel (which opinion is acceptable to Moody's Investors Service, Inc.) that payment of such moneys does not constitute an avoidable preference under Section 547 of the Federal Bankruptcy Code, in satisfaction of the Indenture's Available Moneys requirement.

     F. In connection with the Defeasance, FIB has delivered the original Letter of Credit to Tokai for cancellation, accompanied by a permanent reduction certificate and letter certificate of cancellation in form and content satisfactory to Tokai, and FIB, Tokai and Sanwa have entered into a termination letter with respect to the Intercreditor Agreement.

     G. As of the date of this Agreement, Aero-Or has caused to be paid to Tokai and FIB all of their fees and costs, including trustee's and attorneys' fees and expenses incurred in connection with the Bonds but separate and apart from the negotiation and preparation of documents pertaining to the Defeasance, including, without limitation, the following: (a) $14,131.26 as letter of credit fees due and payable to Tokai; (b) 5,082.25 Pounds Sterling for fees and costs of Irish counsel; and (c) other attorneys fees and costs through October 31, 1994 in the amount of $22,739.47.

     H. As of the date of this Agreement, Aero-Or has caused to be paid to FIB and Tokai all of FIB's and Tokai's reasonable fees and expenses, including without limitation attorneys' fees, incurred in connection with the Defeasance.

     I. The parties to this Agreement agree and acknowledge that the Defeasance constitutes full and complete satisfaction of all obligations arising out of or related to the Bonds.

          NOW, THEREFORE, in consideration of the above recitals and of the mutual covenants contained herein, Tokai, FIB, Aero-Or, and the Aero-Or Affiliates hereby agree as follows:

                                    I.
                RELEASE OF LIENS; TERMINATION OF AGREEMENTS

     1.1 Release of Liens. In consideration of the Defeasance and receipt of the funds and documents described in the above recitals, FIB and Tokai hereby release any and all liens, encumbrances and other security interests (collectively, the "Security Interests") it may hold in the property of Aero-Or and/or the Aero-Or Affiliates. Concurrently with the execution of this Agreement, FIB and Tokai shall deliver or cause to be delivered to Aero-Or, in form and substance satisfactory to Aero-Or, FIB and Tokai, such statements terminating the Security Interests, and such other documents as Aero-Or may reasonably deem necessary to assure itself that the Security Interests have been released and terminated, including, without limitation, the statements and documents identified on Exhibit 1 of this Agreement.

     1.2 Termination of Agreements. Except as set forth below, the parties hereto agree that all outstanding agreements and understandings between FIB, Tokai, Aero-Or and/or the Aero-Or Affiliates in any way arising out of or related to the Bonds, other than this Agreement, are hereby terminated and all obligations thereunder are completely satisfied and released. Such agreements and understandings include, without limitation, those identified on Exhibit 2 of this Agreement. Notwithstanding the foregoing, all indemnities, representations, warranties, covenants and agreements as to environmental issues, covenants and liability pertaining to any collateral granted by Aero-Or and/or any Aero-Or Affiliate to Tokai and/or FIB shall remain in full force and effect and be fully enforceable against such entities.

     1.3 Further Assurances. At Aero-Or's and/or the Aero-Or Affiliates' sole expense, including without limitation reasonable attorneys' fees, each party to this Agreement shall cooperate fully in the execution of any and all other documents and in the completion of any additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement, in form and substance satisfactory to Aero-Or, Tokai and FIB, including, without limitation, execution of all documents necessary or appropriate to release FIB's and Tokai's Security Interest in Aero-Or's and/or the Aero-Or Affiliates' property located in Northern Ireland.

                                    II.
                              MUTUAL RELEASE

     2.1 Release. In consideration of this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Aero-Or and the Aero-Or Affiliates, on one hand, and FIB and Tokai, on the other, hereby and forever mutually release and discharge one another and each of the other's successors, subsidiaries, affiliates, parent companies, employees, former employees, consultants, owners, officers, directors, shareholders, general partners, limited partners, predecessors, assigns, agents, attorneys, insurers, and representatives from any and all causes of action, actions, judgments, liens, indebtedness, damages, losses, claims, liabilities, and demands of any nature whatsoever, known or unknown, absolute or contingent, related or incidental to the Bonds, other than the obligations set forth in this Agreement and any and all indemnification granted in favor of FIB and/or Tokai or liability of Aero-Or and/or any of the Aero-Or Affiliates with respect to environmental issues or concerns relating to the property commonly known as 1270 NW 167th Place, Beaverton, Oregon (the "Property") and/or any of the other collateral granted by Aero-Or and/or the Aero-Or Affiliates to Tokai and/or FIB.

     2.2 Release of Unknown Claims. It is the intention of the parties in executing this Agreement that this Agreement shall be effective as a bar to each and every claim, demand, and cause of action that the parties may have against one another related or incidental to the Bonds, other than the obligations set forth in this Agreement and any indemnification granted in favor of FIB and/or Tokai with respect to environmental issues or concerns relating to the Property. In furtherance of this intention, the parties hereby expressly waive any and all rights or benefits conferred by the provisions of Section 1542 of the California Civil Code, and by any similar provision of California or Federal law now in effect or in effect in the future, and expressly consent that this Agreement shall be given full force and effect according to each and all of its express terms and conditions, including those relating to unknown and unsuspected claims, demands, and causes of action, if any:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

          The parties acknowledge that they may hereafter discover claims or facts in addition to or different from those which they now know or believe to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, the parties hereby waive any rights, claims, or causes of action that might arise as a result of such different or additional claims or facts. The parties acknowledge that they understand the significance and potential consequence of such a release of unknown claims and of the specific waiver of their rights under Section 1542. The parties intend that the claims released by them under this Agreement be construed as broadly as possible.

                                   III.
                               MISCELLANEOUS

     3.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of Aero-Or, the Aero-Or Affiliates, FIB, and Tokai and their respective successors and assigns.

     3.2 Governing Law: Waiver of Trial by Jury. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of California. The parties hereto consent to the jurisdiction of any state or federal court located within Los Angeles County of the State of California. The parties hereto waive the right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or related to this Agreement.

     3.3 Recitals. All of the recitals are incorporated herein and made a part hereof and all parties acknowledge and agree that the recitals are true and correct.

     3.4 Warranty of Authorization. Each person whose signature appears hereon warrants and guarantees that he or she has been duly authorized and has full authority to execute this Agreement on behalf of the entity on whose behalf this Agreement is executed.

     3.5 Entire Agreement. This Agreement constitutes and contains the entire agreement and understanding between the parties. This Agreement supersedes and replaces all prior negotiations and all agreements, proposed or otherwise, whether written or oral, concerning the subject matter hereof. This is a fully integrated document. In executing this Agreement, no party hereto has relied on any representation not contained within this document. Each party hereto has been represented by counsel and has relied solely on its counsel's advice as to the legal effect hereof and its own knowledge and the terms of this document.

     3.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

     3.7 Attorneys' Fees and Costs. In the event of litigation in connection with or concerning the subject matter of this Agreement or any breach of this Agreement, the prevailing party shall be entitled to recover all costs and expenses incurred by that party, including reasonable attorneys' fees and costs, in addition to any other relief to which it may be entitled. The parties further agree that the prevailing party shall be entitled to recover all costs, including without limitation reasonable attorneys' fees and costs whether incurred before trial, at trial or in any appeal or bankruptcy proceeding, of collecting any costs and expenses awarded pursuant to the prior sentence.

     3.8 Headings. The headings set forth herein are solely for the purpose of identification and have no legal significance.

     3.9 Fiduciary Capacity of FIB. FIB executes this Agreement solely in its fiduciary capacity as Trustee under the Indenture and related documents.


IN WITNESS WHEREOF, this Agreement is executed as of the date first written above

FIRST INTERSTATE BANK OF OREGON, N.A., TRUSTEE



By:______________________________
Its:______________________________


THE TOKAI BANK, LTD., LOS ANGELES - AGENCY



By:______________________________
Its:______________________________


AEROSCIENTIFIC CORP., an Oregon
corporation



By:______________________________
Its:______________________________

DDL ELECTRONICS, INC., a Delaware corporation



By:______________________________
Its:______________________________

AEROSCIENTIFIC CORP. a California
corporation     -



By:______________________________
Its:______________________________


A.J. ELECTRONICS, INC., a
California corporation




By:______________________________
Its:______________________________


DDL EUROPE LIMITED





By:______________________________
Its:______________________________


DDL ELECTRONICS LIMITED



By:______________________________
Its:______________________________


IRLANDUS CIRCUITS LIMITED



By:______________________________
Its:______________________________


                                 EXHIBIT 1
                                    TO
                           TERMINATION AGREEMENT
                             Release of Liens



1. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to First American Title Insurance Company ("First American") for the benefit of Sanwa Bank California, a California corporation ("Sanwa"), Tokai and FIB with respect to that property commonly known as 223 North Crescent Way, Anaheim, California;

2. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by A.J. to First American for the benefit of Sanwa, Tokai and FIB with respect to that property commonly known as 20945 Plummer Street, Chatsworth, California;

3. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa, Tokai and FIB with respect to that property commonly known as 7915 Center Avenue, Cucamonga, California;

4. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa and Tokai with respect to that property known as Lot 11, Tract 11428, in the City of Rancho Cucamonga, California;

5. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa and Tokai with respect to that property known as Lot 13, Tract 11428, in the City of Rancho Cucamonga, California;

6. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to Fidelity National Title Insurance Company for the benefit of Sanwa, Tokai and FIB with respect to that property commonly known as 21423 North 11th Avenue, Phoenix, Arizona;

7. Request for Reconveyance of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by Aero-Or to First American for the benefit of Tokai and FIB with respect to that property commonly known as 1270 NW 167th Place, Beaverton, Oregon;

8. Deed of Release among Irlandus, FIB, Tokai and Sanwa with respect to that property located in Northern Ireland;

9. Deed of Release among DDL-E, FIB, Tokai and Sanwa with respect to that property located in Northern Ireland;

10. Deed of Release among DDL-L, FIB, Tokai and Sanwa with respect to that property located in Northern Ireland;

11.  Form UCC-3 Termination Statement terminating FIB'S and
Tokai's security interest in the assets of DDL under that certain
Financing Statement filed in the Office of the Oregon Secretary of State on June 23, 1992 as file number R12780;

12. Form UCC-3 Termination Statement terminating FIB's and Tokai's security interest in the assets of Aero-Cal under that certain Financing Statement filed in the Office of the California Secretary of State on June 22, 1992 as file number 92134431;

13. Form UCC-3 Termination Statement terminating FIB's and Tokai's security interest in the assets of Aero-Or under that certain Financing Statement filed in the Office of the Oregon Secretary of State on June 23, 1992 as file number R1278l;

14.  Form UCC-2 Termination Statement terminating FIB's and
Tokai's security interest in the assets of A.J. under that certain Financing Statement filed in the Office of the California
Secretary of State on June 22, 1992 as file number 92134433;

15.  Form UCC-2 Termination Statement terminating FIB's and
Tokai's security interest in the assets of DDL under that certain
Financing Statement filed in the Office of the California
Secretary of State on June 22, 1992 as file number 92134429;

16. Form UCC-3 Termination Statement terminating FIB'S security interest in the assets of Aero-Or under that certain Financing
Statement filed in the Official Records of the County Recorder of Washington County, Oregon on May 13, 1986 as file number
86019995;

17. Form UCC-3 Termination Statement terminating Tokai's security interest in the assets of Aero-Or under that certain Financing Statement filed in the Official Records of the County Recorder of Washington County, Oregon on May 13, 1986 as file number 86019996;

18. Form UCC-3 Termination Statement terminating Tokai's security interest in the assets of Aero-Or under that certain
Financing Statement filed in the Office of the Oregon Secretary of State on May 12, 1986 as file number K44261;

19. Form UCC-3 Termination Statement terminating FIB's security interest in the assets of Aero-Or under that certain Financing
Statement filed in the Office of the Oregon Secretary of State on May 12, 1986 as file number K44260;

20. Form UCC-3 Termination Statement terminating Sanwa's security interest in the assets of DDL under that certain
Financing Statement filed in the Office of the Delaware Secretary of State on June 23, 1992 as file number 9207522;

21. Assignment of Deed of Trust (as collateral), assigning all beneficial interest under that certain Second Deed of Trust and Assignment of Rents with Request for Notice dated May 10, 1990 executed by M. Peter Thomas and Lisa Thomas recorded as Instrument No. 90-286466 and further recorded as Instrument
No. 90-375203.

22. Assignment of Deed of Trust (as collateral), assigning all beneficial interest under that certain Second Deed of Trust and Assignment of Rents with Request for Notice dated May 30, 1990 executed by Thomas J. Gullo and Linda G. Gullo recorded as Instrument No. 90-314878 and further recorded as Instrument No. 90-372668.

23. Original Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa, Tokai and FIB with respect to that property commonly known as 223 North Crescent Way, Anaheim, California;

24. Original Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa, Tokai and FIB with respect to that property commonly known as 20945 Plummer Street, Chatsworth, California;

25. Original Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa, Tokai and FIB with respect to that property commonly known as 7915 Center Avenue, Cucamonga, California;

26.  Original Deed of Trust, Assignment of Rents, Security
Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa and Tokai with respect to that property known as Lot 11, Tract 11428, in the City of Rancho Cucamonga, California;

27.  Original Deed of Trust, Assignment of Rents, Security
Agreement and Fixture Filing by DDL to First American for the benefit of Sanwa and Tokai with respect to that property known as Lot 13, Tract 11428, in the City of Rancho Cucamonga, California;

28. Original Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by DDL to Fidelity National Title Insurance Company for the benefit of Sanwa, Tokai and FIB with respect to that property commonly known as 21423 North 11th Avenue, Phoenix, Arizona;

29.  Original Deed of Trust, Assignment of Rents, Security
Agreement and Fixture Filing by Aero-Or to Transamerica Title
Insurance Company for the benefit of FIB and Tokai with respect to that property commonly known as 1270 NW 167th Place, Beaverton, Oregon;

30.  Original Second Deed of Trust and Assignment of Rents with
Request for Notice dated May 10, 1990 executed by M. Peter Thomas and Lisa Thomas recorded as Instrument No.90-286466 and further recorded as Instrument No. 90-375203;

31.  Original Second Deed of Trust and Assignment of Rents with
Request for Notice dated May 30, 1990 executed by Thomas J. Gullo and Linda G. Gullo recorded as Instrument No. 90-314878 and further recorded as Instrument No. 90-372668;

32. Original Promissory Note Secured by Second Deed of Trust dated May 10, 1990 in the principal amount of $560,000 executed by M. Peter Thomas and Lisa Thomas;

33. Original Promissory Note Secured by Second Deed of Trust dated May 30, 1990 in the principal amount of $250,000 executed by Thomas J. Gullo and Linda G. Gullo;

34. Original Promissory Note dated February 28, 1992 in the principal amount of $292,536.36 executed by Omni Acquisition
Corp.


                                 EXHIBIT 2
                                    TO
                           TERMINATION AGREEMENT
                         Termination of Agreements



1.   The Indenture;

2.   The Loan Agreement;

3.   The Reimbursement Agreement;

4.   The Letter of Credit;

5.   Pledge and Security Agreement dated May 1, 1986 by Aero-Or,
Tokai and The Chase Manhattan Bank, N.A.;

6.   Guaranty Agreement dated May 1, 1986, as amended, between
DDL and Tokai;

7.   Guaranty Agreement dated May 1, 1986, as amended, between
DDL and FIB;

8. Pledge and Security Agreement dated June 5, 1992 by DDL in favor of Tokai, Sanwa, and FIB;

9. General Security Agreement dated as of June 5, 1992 by DDL in favor of Tokai and FIB;

10.  General Security Agreement dated as of June 5, 1992 by
Aero-Or in favor of Tokai and FIB;

11.  General Security Agreement dated as of June 5, 1992 by
AeroCal in favor of Tokai and FIB;

12.  General Security Agreement dated as of June 5, 1992 by A.J.
in favor of Tokai and FIB;

13. Continuing Guaranty dated as of June 5, 1992 by DDL in favor of Tokai and FIB;

14. Continuing Guaranty dated as of June 5, 1992 by Aero-Cal in favor of Tokai and FIB; and

15. Continuing Guaranty dated as of June 5, 1992 by A.J. in favor of Tokai and FIB.